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                       Securities and Exchange Commission

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                               September 18, 1995

                          AIRBORNE FREIGHT CORPORATION
               (Exact name of registrant as specified in Charter)

    Delaware                        1-6512                     91-0837469
    --------                        ------                     ----------
State or Other                     Commission                  IRS Employer
Jurisdiction of                    File Number                 Identification
Incorporation                                                  Number

         3101 Western Avenue, P.O. Box 662, Seattle, Washington  98111
                     Address of Principal Executive Offices

               Registrant's Telephone Number Including Area Code:

                                 (206) 285-4600


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ITEM 5 - OTHER MATERIALLY IMPORTANT EVENTS

1) On September 18, 1995, Airborne Freight Corporation sold $100,000,000 aggregate principal amount of 7.35% Notes due September 15, 2005.

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     5.   Opinion of Counsel


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            AIRBORNE FREIGHT CORPORATION

Dated:  September 18, 1995                  By /s/ J. VERNON WILLIAMS

                                                J. Vernon Williams
                                                Assistant Secretary


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                                  EXHIBIT INDEX

Exhibits                                                       Page
--------                                                       ----
  5.  Opinion of Counsel                                         4



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                               September 18, 1995

Airborne Freight Corporation
3101 Western Avenue
Post Office Box 662
Seattle, Washington  98111

         RE: Registration on Form S-3, Relating to the Offering of up to $100,000,000 of Notes

Ladies and Gentlemen:

         You have requested our opinion as to the legality of issuance of up to $100,000,000 of Notes (the "Notes") of Airborne Freight Corporation, a Delaware corporation (the "Company"), as well as guarantees of such Notes (the "Guarantees") issued by ABX Air, Inc., a Delaware corporation ("ABX"), a wholly-owned subsidiary of the Company, Airborne Forwarding Corporation, a Delaware corporation ("AFC"), a wholly-owned subsidiary of the Company, Airborne FTZ, Inc., an Ohio corporation ("AFTZ"), a wholly-owned subsidiary of ABX, and by Wilmington Air Park, Inc., an Ohio corporation ("WAP"), a wholly-owned subsidiary of ABX. The Notes and Guarantees are to be offered pursuant to the above-referenced Registration Statement. This opinion is being furnished in response to Item 601 of Regulation S-K and the instructions to Form S-3.

         As general counsel for the Company, ABX, AFC, AFTZ and WAP, we are familiar with (i) the Restated Certificate of Incorporation, as amended, Bylaws, and corporate proceedings of the Company; (ii) the Certificate of Incorporation, as amended, Bylaws and corporate proceedings of ABX; (iii) the Certificate of Incorporation, Bylaws and corporate proceedings of AFC; (iv) the Articles of Incorporation, Bylaws and corporate proceedings of AFTZ; and (v) the Articles of Incorporation, Code of Regulations, and corporate proceedings of WAP. We have assisted in the preparation of the above-referenced Registration Statement, including the Prospectus contained therein.

         Based upon the foregoing, we are of the opinion that:

         1. the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware;


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Airborne Freight Corporation
September 18, 1995
Page 2

          2. ABX has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware;

          3. AFC has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware;

          4. AFTZ has been duly incorporated and is validly existing as a corporation in good standing under the laws of Ohio;

          5. WAP has been duly incorporated and is validly existing as a corporation in good standing under the laws of Ohio; and

          6. the Notes and Guarantees are valid and legally binding obligations of the Company, ABX, AFC, AFTZ and WAP respectively.

          With respect to our opinion in paragraph 6, we express no opinion as to the effect of federal or state laws regarding fraudulent conveyances, preferential transfers or distributions by corporations to stockholders.

          We do not purport to be expert on, or to express any opinions herein concerning any law other than the substantive law of the State of Washington, the corporate law of the State of Delaware, and the federal laws of the United States.

          We hereby consent to the filing of this opinion letter as an exhibit to the Registration Statement, and to the inclusion in the Prospectus of the reference to our firm under the heading "Validity of Securities."

                                       Very truly yours,

                                       RIDDELL, WILLIAMS, BULLITT & WALKINSHAW

                                       By  /s/ DAVID D. HOFF

                                               David D. Hoff